SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           September 25, 2012

                            Date of Report
                  (Date of Earliest Event Reported)

                   SAGETREE ACQUISITION CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

Delaware                       000-54721                  00-0000000
State or other          (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                         9111 Cross Park Drive
                              Suite D200
                        Knoxville Tennessee 37923
                (Address of Principal Executive Offices)

                          215 Apolena Avenue
                     Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

                             865-397-0389
                    (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     Sagetree Acquisition Corporation (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock September 26, 2012, pursuant to
Section 4(2) of the Securities Act of 1933 at par for an aggregate of $100 representing 67% of the total outstanding 1,500,000 shares of common stock:

ITEM 5.01     Changes in Control of Registrant

    On September 25, 2012, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 30, 2012 and amended August 1, 2012, and as supplemented by the information contained in this report.

    The Registrant has been formed to merge or acquire several small to medium sized privately held companies or technology startups. No target companies have been identified nor any transactions negotiated to date.


ITEM 5.02  Departure of Directors or Principal Officers; Election of
           Directors

    On September 25, 2012, James Cassidy resigned as the Registrant's president, secretary and director.

    On September 25, 2012, James McKillop resigned as the Registrant's vice president and director.

    On September 25, 2012, Robert Ritch and Jeff Neuman were elected as the directors of the Registrant.

    On September 25, 2012, Robert Ritch was appointed President and Secretary.

    Robert Ritch serves as an officer and director of the Registrant. Robert Ritch holds a Bachelor of Arts degree in Business Administration and a Juris Doctor degree with an emphasis on international trade and finance. Mr. Ritch has been with Paladin Global Investments Inc. since 1994 and currently serves as its CEO and Chairman of the Board. Paladin Global Investments is a private equity firm. Mr. Ritch is a consultant specializing in raising capital and turning around failing businesses.

    Jeff Neuman serves as a director of the Registrant. Jeff Neuman received his bachelor's degree from the University of Albany, New York. Mr. Neuman has a background in finance and insurance and currently serves in business development with Paladin Global Investments.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     SAGETREE ACQUISITION CORPORATION


                                     /s/ Robert Ritch
Date: September 26, 2012                 President